                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 15, 2001



                    Associates Credit Card Receivables Corp.
                    Associates Credit Card Master Note Trust
                          (Exact name of registrant as
                            specified in its charter)


         Delaware             333-94867              75-2709748
                              333-9486701
      (State or other        (Commission           (IRS Employer
      jurisdiction of        File Number)         Identification No.)
      incorporation)

290 E. Carpenter Freeway, Irving, Texas                     75062-2729
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code (972) 652-4000

Item 5.  Other Events.

     The monthly statements for the month of February 2001 were distributed to Noteholders on March 15, 2001.


Item 7(c). Exhibits.


          Exhibit No.                   Description
          -----------             -----------------------
              20.1                Series 2000-1 monthly statement for the
                                  month of February 2001.

              20.2                Series 2000-2 monthly statement for the
                                  month of February 2001.


                              SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                           ASSOCIATES CREDIT CARD RECEIVABLES CORP.


                                  /s/ Michael J. Forde
                                 --------------------------
                                 Title: Assistant Secretary



Date: March 21, 2001